Exhibit 99.1

Investor Relations Contact: Juan Pablo Tardio – (918) 588-5383 – juanpablo.tardio@hpinc.com Helmerich & Payne, Inc. Howard Weil Energy Conference March 23, 2009

The information contained within this presentation is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company’s Form 10-K filed with the Securities and Exchange Commission on November 26, 2008.

H&P’s Global Rig Fleet 262 Total Rigs (Includes New Build Commitments) Offshore * Includes 18 rigs under construction and scheduled for completion during calendar 2009. ** Includes 1 FlexRig active in Tunisia, 3 FlexRigs operating in South America and 4 FlexRigs pending delivery in FY2009. * U.S. Land 221 U.S. FlexRigs 182* Mobile & Conventional 39 9 International Land 32**

 H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments. 77 90 89 88 96 111 127 130 128 151 193 224 259 262 0 50 100 150 200 250 300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* 2010E* Rigs Available Fiscal Year (Ending Sept 30) International Land Offshore U.S. Land

The downturn has been marked by its speed and fury “Return to GO, collect $200” * The Market Today * Monopoly board game reference.

 The rig count continues to decline. 118 of 203 rigs are expected to be contracted as of 3/31/09, 94 of which are expected to be under long-term contracts. A total of 31 new build FlexRigs with long-term contracts have received early termination notices. 29 of these 31 early terminated FlexRigs are expected to be idle by 3/31/09. All 31 rigs had been deployed to the field before fiscal 2008. The remaining early termination fees for these 31 rigs approximate $120 million. At this point, we expect about 75% of this amount to favorably impact the Company’s second fiscal quarter revenues. Another 15%, approximately, is expected during the remainder of fiscal 2009, and the rest during fiscal 2010. In addition to the 29 new builds expected to be stacked by 3/31/09, 56 H&P rigs are expected to be idle by quarter-end (including 26 FlexRigs). Hence, the total number of idle rigs is expected to be at least 85 by 3/31/09. H&P’s U.S. Land Operations

 92 55 17 H&P’s Estimated 3/31/2009 U.S. Land Fleet Status 24 94 85 0 10 20 30 40 50 60 70 80 90 100 Under Term Spot Market Active Spot Market Stacked Estimated Number of H&P Rigs Highly Mobile Conventional FlexRigs

 H&P’s U.S. Land Fleet Under Term Contracts (as of March 23, 2009) Term Contract Status - H&P U.S. Land (Including Committed New Builds) 0 20 40 60 80 100 120 140 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Q1FY11 Q2FY11 Q3FY11 Q4FY11 Number of Rigs (Estimated Quarterly Average) . 0% 10% 20% 30% 40% 50% 60% 70% Estimated % of Potential Revenue Days Contracted Represents Impact of Early Terminated Term Contracts, Including 31 New Builds Term Contracts - Other Rigs Term Contracts - New Builds (Since 2005) % of H&P's U.S. Land Fleet Under Term Contracts (After Early Terminations)

 Little progress (under 1%) in terms of receivable collections from PDVSA Will continue with previously stated approach as rig contracts expire in Venezuela International market conditions are softening – nine H&P rigs are now idle Nine of 32 total rigs are on term contracts (including eight FlexRigs), and another fourteen are active in the spot market Four of the nine rigs under long-term contracts are new FlexRigs that have been completed and are expected to begin operations in 2009 H&P’s International Land Operations (as of 3/23/09)

 100% utilization today Strong margins Possible softening in second half of fiscal 2009 Three of nine rigs are currently under long-term contracts Expect three of the six rigs that are currently active without long-term contracts to be released during the third fiscal quarter of 2009 H&P’s Offshore Operations (as of 3/23/09)

*Represents average active rigs for PTEN, NBR and UNT. H&P Rapidly Gaining Market Share - 40% - 20% 0% 20% 40% 60% 80% 100% 120% Q1 CY 05 Q2 CY 05 Q3 CY 05 Q4 CY 05 Q1 CY 06 Q2 CY 06 Q3 CY 06 Q4 CY 06 Q1CY07 Q2CY07 Q3CY07 Q4CY07 Q1CY08 Q2CY08 Q3CY08 Q4CY08 Change in Average Active Rigs Quarter Ended Growth / Decline in U.S. Land Average Rig Activity H&P (From 84 to 177 Rigs at ~ 95 % Utilization in Q4CY08) Peers* (From 565 to 596 Rigs at ~ 78 % Utilization in Q4CY08 ) Baker Hughes U.S. Land Rig Count

Changes in U.S. Land Rig Count * PDS’s active rig count includes both PDS and GW rigs. - 70% - 60% - 50% - 40% - 30% - 20% - 10% 0% HP NBR U.S. Land PDS* UNT PTEN Change in Rig Count Estimated Change Since Peak in Active U.S. Land Rigs (Smith Bits Weekly Rig Count - October 17, 2008 to March 13, 2009)

*** Represents estimated average combined utilization for PTEN, NBR and UNT in the Lower 48. ** Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs during the period. * Represents weighted-average rig margin per day for PTEN, NBR and UNT. Technology and Quality Service Make a Difference Utilization Premium Rig Margin Premium 50% 60% 70% 80% 90% 100% H&P Peers*** Estimated U.S. Land Rig Utilization** (12 Months Ended December 31, 2008) $ 0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 H&P Peers* Average U.S. Land Rig Margin per Day ( 12 Months Ended December 31 , 2008 )

Returns are Ultimately Driven by Performance * NBR’s, PTEN’s and UNT's calculations exclude Q4CY08 charges that were a result of impairments, including ceiling test write-downs. * 12% 14% 16% 18% 20% 22% 24% NBR PTEN UNT HP Return on Equity 12 Months Ended December 31, 2008

Most Profitable Driller in U.S. Land Business * PTEN’s operating income includes drilling operations in Canada. ** NBR’s operating income corresponds to its U.S. Lower 48 Land Drilling segment. $0 $100 $200 $300 $400 $500 $600 $700 UNT PTEN* NBR** HP Operating Income (Millions) U.S. Land Drilling Operating Income 12 Months Ended December 31, 2008

H&P is Leading the U.S. Land Retooling Effort

Contracted H&P U.S. Land Fleet
(118 Rigs as of 3/31/09 - Estimates)

Total Active U.S. Land Fleet (Estimates)
(~1,260 Rigs)


Conventional Rigs
Other New Builds (FlexRig 1 & 2)
AC Driven (FlexRig 3 & 4)
AC Driven New Builds
Other New Builds
Refurbished rigs, built between 1940s and 1982
Conventional Rigs

HELMERICH & PAYNE, INC.

Our fleet profile is the newest and most advanced High level of contracted revenue day protection Strong position to wait out the storm How is H&P Positioned?

End of Presentation

Additional References:

Crude Oil & Natural Gas Prices Source: Energy Information Administration, Short-term Energy Outlook as of 3/18/2009. Crude Oil Natural Gas NG (3/18/09) Crude (3/18/09) $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $0 $20 $40 $60 $80 $100 $120 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009F 2010F U.S. Dollars per Thousand Cubic Feet U.S. Dollars per Barrel Crude Oil & Natural Gas Prices West Texas Intermediate Spot Average Henry Hub Spot Average

U.S. Land Rig Count vs. Commodity Prices $4.50 / mcf $6.00 / mcf $3.00 / mcf $7.50 / mcf February February Source: Energy Information Administration, Short-term Energy Outlook as of 3/18/2009. 0 250 500 750 1000 1250 1500 1750 2000 $0 $2 $4 $6 $8 $10 $12 $14 $16 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Land Rig Count (Monthly Average) Gas Price (Monthly Average - mcf) Gas Price (Henry Hub) BHI Rig Count (Monthly Avg)

Week ended 3/13/09 U.S. Natural Gas Storage Level Source: Energy Information Administration 800 1000 1200 1400 1600 1800 2000 2200 2400 2600 2800 3000 3200 3400 3600 Natural Gas Storage (Bcf) Week of the Year Storage 2005 Storage 2006 Storage 2007 Storage 2008 Storage 2009 2000 - 2004 Average

 H&P’s U.S. Land Fleet * Estimates include existing rigs and announced new build commitments. 30 36 40 39 49 66 83 90 90 113 157 185 218 221 0 25 50 75 100 125 150 175 200 225 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E* 2010E* U.S. Land Rigs Fiscal Year (Ending Sept 30)

New Builds – H&P’s FlexRig Program The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency (AC) drives with increased precision and measurability Computerized electronic driller that precisely controls weight on bit, rotation and pressure Designed to move quickly from well to well Accelerated well programs and NPV gains A significantly enhanced and safer workplace Minimized impact to the environment Total well cost savings even at premium dayrates

 Performance is not only about better rigs It’s also about: People Safety Experience Training Culture Supply chain Maintenance Processes Organizational network Support structure A Strong Field Organization

Value Proposition Example – H&P vs. Competitors Estimated Field H&P FlexRig3 Competitor Average 2008 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $19,500 $26,500 Operator’s other intangible $15,000 $15,000 cost per day estimate Total daily cost estimate $34,500 $41,500 Total cost per well (daily services) $690,000 $531,200 3. Total well savings with H&P – per well $158,800 per year $4.5MM

This Value Proposition Example Remains Valid Estimated Field H&P FlexRig3 Competitor Average Early 2009 (Spot) (Term Contract) 1. Drilling days 13 7.8 Completion days 2 2 Moving days 5 3 Total rig revenue days per well 20 12.8 2. Drilling contractor dayrate $15,000 $26,500 Operator’s other intangible $12,000 $12,000 cost per day estimate Total daily cost estimate $27,000 $38,500 Total cost per well (daily services) $540,000 $492,800 3. Total well savings with H&P – per well $47,200 per year $1.3MM

 Value added from FlexRig operations Significant H&P dayrate premium Increased wells per rig per year: 10.3 wells Early production: Incremental wells on production Lowest total well cost Value Proposition Example – H&P vs. Competitors

FlexRig4 – Performance Sample

FlexRig4 – Performance Sample

AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities Leader in New Ideas & Applied Technology 31

Driller on a Conventional Rig vs. FlexRig

Roughnecks on a Conventional Rig vs. FlexRig

H&P’s Organizational Support Structure

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (1994 – 2008) OSHA Recordable Injury Incidence Rates INCIDENTS PER 200,000 MANHOURS MANHOURS WORKED (MM) IADC = 4.03 TRIR = 1.48 11MM H&P MANHOURS 0 2 4 6 8 10 12 14 16 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 ' YEAR 0 2 4 6 8 10 12

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00)

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